SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Materials Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                              AVALON CAPITAL, INC.
                 ----------------------------------------------
                 Name of Registrant as Specified In Its Charter

                                       N/A
      ---------------------------------------------------------------------
      Name of Person(s) Filing Proxy Statement if other than the Registrant

[X] No fee required

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

    1) Title of each class of securities to which transaction applies:

    --------------------------------------------------------------------------

    2) Aggregate number of securities to which transaction applies:

    --------------------------------------------------------------------------

    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):


    --------------------------------------------------------------------------
    4) Proposed maximum aggregate value of transaction:


    --------------------------------------------------------------------------

    5) Total fee paid:

    --------------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange
    Act Rule 0-11(a)(2) and identify the filing for which such offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1)   Amount Previously Paid:

    --------------------------------------------------------------------------

    2)   Form, Schedule or Registration Statement No.:

    --------------------------------------------------------------------------

    3)   Filing Party:


    --------------------------------------------------------------------------
    4)   Date Filed:


    --------------------------------------------------------------------------

                              AVALON CAPITAL, INC.
                               34 Chambers Street
                           Princeton, New Jersey 08542




                                December 22, 1999


Dear Shareholder:

         We are pleased to enclose the Notice and Proxy Statement for the Annual Meeting of Shareholders of Avalon Capital, Inc. (the "Fund"), to be held at 10:00 a.m. (E.S.T.) on Monday, January 31, 2000 at the Equinox Hotel, 3567 Main Street, Manchester Village, Vermont 05254.

         Please take the time to read the Proxy Statement and cast your vote, since it covers matters that are important to the Fund and to you as a shareholder. At the Annual Meeting, Fund shareholders will be asked to consider and vote on the following proposals:

         1. To elect two (2) Directors to serve until their successors are elected and qualified.

         2. To ratify the selection of Deloitte & Touche LLP as independent auditors for the Fund.

         3. To transact such other business as may properly come before the Annual Meeting of Shareholders or any adjournments thereof.

         The Directors of the Fund have concluded that the proposals are in the best interests of the Fund and its shareholders and recommend that you vote FOR each of the proposals, which are described in more detail in the enclosed Proxy Statement.

         We appreciate your participation and prompt response in this matter and thank you for your continued support.

                                           Very truly yours,



                                           Daniel E. Hutner
                                           Chief Executive Officer and President

                              AVALON CAPITAL, INC.
                               34 Chambers Street
                           Princeton, New Jersey 08542
                                 (609) 683-3916




                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON JANUARY 31, 2000

TO THE SHAREHOLDERS OF AVALON CAPITAL, INC.:

         NOTICE IS HEREBY GIVEN, that the Annual Meeting of Shareholders (the "Meeting") of AVALON CAPITAL, INC. (the "Fund"), a registered investment company, will be held on January 31, 2000 at 10:00 a.m. (E.S.T.), at the Equinox Hotel, 3567 Main Street, Manchester Village, Vermont 05254 for the following purposes:

         1. To elect two (2) Directors to serve until their successors are elected and qualified.

         2. To ratify the selection of Deloitte & Touche LLP as independent auditors for the Fund.

         3. To transact such other business as may properly come before the Annual Meeting of Shareholders or any adjournments thereof.

         The close of business on December 17, 1999 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and at any adjournment thereof.

         Your attention is called to the accompanying Proxy Statement and Proxy Card. Shareholders are encouraged to carefully read the Proxy Statement and vote promptly by executing and returning the Proxy Card in the enclosed envelope. Your vote is important for the purpose of ensuring a quorum at the annual meeting. Your proxy may be revoked at any time before it is exercised by the subsequent execution and submission of a revised proxy, by giving written notice of revocation to the Fund at any time before the proxy is exercised or by voting in person at the Meeting.

                                              By Order of the Board of Directors



                                              Michele Scheddin, Secretary

December 22, 1999

                              AVALON CAPITAL, INC.

                                 PROXY STATEMENT

                                       for

          ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JANUARY 31, 2000

         This Proxy Statement is furnished by and on behalf of the Board of Directors of Avalon Capital, Inc. (the "Fund") in connection with the Fund's solicitation of voting instructions for use at the Annual Meeting of Shareholders of the Fund, or any adjournment thereof (the "Meeting") to be held on January 31, 2000 at 10:00 a.m., (E.S.T.), at the Equinox Hotel, 3567 Main Street, Manchester Village, Vermont 05254, for the purposes set forth below and in the accompanying Notice of Annual Meeting. At the Meeting, the shareholders of the Fund will be asked:

         1. To elect two (2) Directors to serve until their successors are elected and qualified.

         2. To ratify the selection of Deloitte & Touche LLP as independent auditors for the Fund.

         3. To transact such other business as may properly come before the Annual Meeting of Shareholders or any adjournments thereof.

         The election of the nominees for Director and the ratification of the selection of independent auditors require the affirmative vote of a simple majority of shares represented at the Meeting either in person or by proxy, assuming a quorum is present. Solicitation of proxies is being made primarily by the mailing of this Notice and Proxy Statement with its enclosures on or about December 29, 1999. Shareholders of the Fund whose shares of common stock are held by nominees, such as brokers, can vote their proxies by contacting their respective nominee. In addition to the solicitation of proxies by mail, officers of the Fund and employees of Hutner Capital Management, Inc. ("Hutner Capital" or the "Adviser"), without additional compensation, may solicit proxies in person or by telephone, telegraph, facsimile, or oral communication. The Fund will pay the cost of holding the Meeting, including the cost of printing and mailing the Proxy Statement and Proxy Card, tabulating votes cast, and any out-of-pocket expenses incurred with respect to the Meeting.

         The Fund issues only one class of common stock ("Common Stock"). Shareholders of the Fund at the close of business on December 17, 1999 (the "Record Date") will be entitled to be present and give voting instructions for the Fund at the Meeting with respect to their shares of Common Stock owned as of such Record Date. Shareholders will be entitled to one (1) vote for each full share, and a partial vote for each partial share of the Fund that they own on the Record Date on each matter. As of the Record Date, there were 853,204.317 shares of Common Stock outstanding and entitled to vote, representing total net assets of approximately $15,043,067.

         A shareholder may revoke the accompanying proxy at any time prior to its use by delivering to the Secretary of the Fund a written revocation or duly executed proxy bearing a later date. In addition, any shareholder who attends the Meeting in person may vote by ballot at the Meeting, thereby canceling any proxy previously given.

         The persons named in the accompanying proxy will vote as directed by the proxy, but in the absence of voting directions in any proxy that is signed and returned, they intend to vote FOR each of the proposals and may vote in their discretion with respect to other matters not now known to the Directors of the Fund that may be presented at the Meeting.

         A majority of the outstanding shares of the Fund on the Record Date, represented in person or by proxy, must be present to constitute a quorum for the transaction of the Fund's business at the Meeting. If a quorum is not present at the Meeting, or if a quorum is present but sufficient votes to approve any or all of the Proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. In determining whether to adjourn the Meeting, the following factors may be considered: the nature of the Proposals that are the subject of the Meeting, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. A shareholder vote may be taken on one or more of the Proposals in this proxy statement prior to any adjournment if sufficient votes have been received with respect to a Proposal. If a shareholder abstains from voting as to any matter, then the shares held by such shareholder shall be deemed present at the Meeting of the Fund for purposes of determining a quorum, but shall not be deemed represented at the Meeting for purposes of calculating the vote with respect to such matter. If a broker returns a "non-vote" proxy, indicating a lack of authority to vote on a matter, then the shares covered by such non-vote shall be deemed present at the Meeting for purposes of determining a quorum, but shall not be deemed represented at the Meeting for purposes of calculating the vote with respect to such matter.

                               INVESTMENT ADVISER

         Hutner Capital Management, Inc., the Adviser, is a registered investment adviser with the Securities and Exchange Commission. The Adviser was initially incorporated in the State of New York on February 7, 1995 and was reincorporated in New Jersey in 1996. Hutner Capital manages private accounts for individuals, trusts, estates, institutions and pension and profit-sharing plans totaling approximately $60 million. Hutner Capital has offices in Manchester, Vermont as well as at 34 Chambers Street, Princeton, New Jersey 08542. Daniel Hutner is the sole stockholder of Hutner Capital and serves as the Chairman of the Board and President. Mr. Hutner also serves as the General Partner of each of Avalon Partners, L.P. and Hutner Special Situations Fund, L.P.

         Pursuant to the Advisory Agreement, Hutner Capital provides to the Fund investment management and financial advisory services, including causing the purchase and sale of securities in the Fund's portfolio subject at all times to the policies set forth by the Board of Directors. Under the terms of the Advisory Agreement, Hutner Capital supervises all aspects of the Fund's investment operations.


                               OWNERSHIP OF SHARES

         The following three (3) shareholders were known by the Fund to own of record more than five (5%) percent of the outstanding shares of the Fund as of December 17, 1999:

         William Endicott, 6537 Broad Street, Bethesda, MD 20816,
         43,686 shares (5.1%)

         Anne Keiser, 3104 Hawthorne St-N.W., Washington, DC 20008, 53,815 shares (6.3%)

         Winifred Thomas, RR#1, Box 69, Elizabethtown, NY 12932,
         118,780 shares (13.9%)

     PROPOSAL 1 -TO ELECT TWO DIRECTORS TO SERVE UNTIL THEIR SUCCESSORS ARE
                              ELECTED AND QUALIFIED

         At the Meeting, two Directors will be elected to serve as Directors of the Fund, each to serve until their successors are duly elected and qualified. There are currently five Directors sitting on the Board of Directors of the Fund, having been elected since 1995. The Fund has provisions in its Articles of Incorporation (the "Articles") and By-Laws that have the effect of limiting the ability of other entities or persons to acquire control of the Fund. Section (2) of Article VI of the Articles provides that the Board of Directors is to consist of three classes of directors, Class I, Class II and Class III, one class to be elected each year. At each annual meeting of shareholders, the term of one class will expire and directors will be elected to serve in that class for three (3) years. Thus, during a three year cycle, two directors will be elected in the first year, another two directors will be elected in the second year and one director will be elected in the third year. This provision makes it more difficult for a third party to obtain control of the Fund by delaying the replacement of a majority of the Board of Directors. A director may be removed from office only by a vote of the holders of seventy-five (75%) percent of the shares of the Fund entitled to be voted on the matter.
Class I, II and III currently consist of the following Directors:

                  Class I:                   William Endicott and Edward Rosen
                  Class II:                  Daniel E. Hutner and Donald Smith
                  Class III:                 Nancy W. Hutner


        ONLY THE DIRECTORS IN CLASS I ARE HEREWITH BEING SUBMITTED TO THE SHAREHOLDERS OF THE FUND AS NOMINEES FOR ELECTION TO THE BOARD OF DIRECTORS

         Both of the nominees in Class I, WILLIAM ENDICOTT and EDWARD ROSEN, are currently Directors and were elected to the Board of Directors by the sole shareholder of the Fund in 1995. Each nominee has consented to serve as a Director, if elected; however, should any nominee become unavailable to accept election, an event not now anticipated, the persons named in the proxy will vote in their discretion for another person or persons who may be then nominated as Director.

         The members of the Board of Director, including the nominees, are set forth in the following table. The table also sets forth information about each of them individually, concerning age, address, principal occupation, business experience for at least the last five (5) years, and ownership of shares in the Fund. Neither nominee for Director is an "interested person" of the Fund as defined in the Investment Company Act of 1940 ("Interested Directors").

                         BOARD OF DIRECTORS OF THE FUND



                                  PRINCIPAL OCCUPATION AND OTHER                     NUMBER OF SHARES BENEFICIALLY
NAME (AGE) AND                    BUSINESS EXPERIENCE DURING THE                      OWNED AND PERCENT OF CLASS
   ADDRESS                              PAST FIVE (5) YEARS                             AS OF DECEMBER 17, 1999
--------------                    ------------------------------                     -----------------------------

William Endicott** (54)           Director of the Fund; Senior  Advisor                 43,686 shares (5.1%)
Bethesda, MD  20816               to the Associate Administrator for
                                  Communications and Public Liaison, Small
                                  Business Administration, September 1997 to
                                  1999; Director, Speakers Bureau, Democratic
                                  National Committee, 1996 to 1997, Consultant,
                                  1994 to 1996; Director, U.S. Canoe & Kayak
                                  Team; Director, NAIC Growth Fund, 1995 to
                                  1997; Consultant for organizing the 1996
                                  Olympic Games, American Canoe Association,
                                  1994 to 1996; Olympic Coach, U.S. National
                                  Whitewater Canoe and Kayak Team, 1992; Head
                                  Coach 1977 to 1992; Congressional Aide, U.S.
                                  House of Representatives, 1970 to 1982.

--------------------------------  -------------------------------------------- ---------------------------------------

Edward Rosen** (48)               Director of the Fund; President, Star                 15,360 shares (1.7%)
Star Children's Dress Co.         Children's Dress Company, Inc. since
100 West 33rd Street              1985; Vice-President 1983-1985.
New York, NY  10001

--------------------------------  -------------------------------------------- ---------------------------------------

*Daniel E. Hutner (50)            Chairman of the Board of Directors,                   97,351 shares (10.8%)
Hutner Capital                    Chief Executive Officer and President
Management, Inc.                  of the Fund; President, Hutner Capital
109 West Union Street             Management since February 1995;
Box 379                           Consultant, National Association of
Manchester Village, VT            Investors Corp. 1995 to 1997;
05254                             President, Pulsifer and Hutner, Inc.,
                                  1990 to 1996; General Partner, Avalon
                                  Partners, L.P. since 1990; General
                                  Partner, Hutner Special Situations
                                  Fund since 1994.

--------------------------------  -------------------------------------------- ---------------------------------------


                                       -4-




                                  PRINCIPAL OCCUPATION AND OTHER                     NUMBER OF SHARES BENEFICIALLY
NAME (AGE) AND                    BUSINESS EXPERIENCE DURING THE                      OWNED AND PERCENT OF CLASS
   ADDRESS                              PAST FIVE (5) YEARS                             AS OF DECEMBER 17, 1999
--------------                    ------------------------------                     -----------------------------

*Nancy W. Hutner (45)             Director of the Fund; Vice President                      5 shares (0%)
Hutner Capital                    and Treasurer of the Fund;
Management, Inc.                  Administrator, Avalon Partners, L.P.
109 West Union Street             since 1990; Vice President, Hutner
Box 379                           Capital Management since 1995;
Manchester Village, VT            Consultant, Pulsifer and Hutner, Inc.
05254                             1983 to 1996; Assistant to Director,
                                  Development Administration,
                                  Princeton University, 1980-1983;
                                  Researcher, National Geographic
                                  Society, 1976-1980.

--------------------------------  -------------------------------------------- ---------------------------------------

Donald Smith (55)                 Director of the Fund; President, Don                    1,103 shares (0%)
Don Smith Realty                  Smith Realty since 1971.
81 North Maple Avenue
Ridgewood, NJ 07450



--------------------------------  -------------------------------------------- ---------------------------------------

Michele Scheddin (31)             Secretary of the Fund; Vice President,                   51 shares (0%)
Hutner Capital Manage-            Hutner Capital Management since
 ment, Inc.                       1996; Assistant Portfolio Manager,
34 Chambers Street                Pulsifer and Hutner, Incorporated,
Princeton, NJ 08542               1989-1996.



--------------------------------  -------------------------------------------- ---------------------------------------

    *  "Interested" Director
    ** Nominee for Director


      As of the Record Date, Daniel E. Hutner owned ninety-seven thousand three hundred fifty-one (97,351) shares (10.8%), William Endicott owned forty-three thousand six hundred eighty-six (43,686) shares (5.1%), Edward Rosen owned fifteen thousand three hundred sixty (15,360) shares (1.7%), Donald Smith owned one thousand one hundred three (1,103) shares (0%), Nancy W. Hutner owned five
(5) shares (0%) and Michele Scheddin owned fifty-one (51) shares (0%) of the Fund's outstanding shares. Daniel Hutner and Nancy Hutner are related by marriage. As of December 17, 1999, the Directors and Officers of the Fund as a group owned beneficially 17.4% of its outstanding shares.

      During the Fund's fiscal year ended August 31, 1999, the Board held eight
(8) Board of Directors meetings and two (2) Audit Committee meetings. Each of the Directors attended at least seventy-five (75%) percent of the total meetings held during such fiscal year.


                                   COMMITTEES

         The Board has an Audit Committee whose function is to meet with the independent accountants of the Fund in order to review the scope of the Fund's audit, the Fund's financial statements and interim accounting controls, and to meet with Fund management concerning these matters, among other things. This Committee currently consists of all of the Independent Directors (William Endicott, Edward Rosen and Donald Smith). During 1998, the Audit Committee met two (2) times. Each of the Independent Directors attended both of the Audit Committee meetings. The Fund's Audit Committee will serve as the Nominating or Compensation committee to the extent necessary.


                   REMUNERATION OF BOARD MEMBERS AND OFFICERS

         The Fund pays each Director who is not an "interested person" as defined in the Investment Company Act of 1940, an annual fee of $1,000, together with such Director's actual out-of-pocket expenses related to attendance at such meetings. The Fund does not compensate "interested persons" who serve on the Board of Directors. For the year ending August 31, 1999 and thereafter, each of the Fund's independent directors will receive a director's fee of $1,000. Independent Directors will also continue to be reimbursed for any travel or other expenses incurred for such attendance. The officers of the Fund are not paid compensation by the Fund for their work as officers, and no fees are paid to interested Directors for the performance of their duties.

         For the fiscal year ended August 31, 1999, the Directors listed below received the following compensation:


                        FISCAL YEAR ENDED AUGUST 31, 1999
                               COMPENSATION TABLE

--------------------------------------------------------------------------------
      (1)              (2)             (3)               (4)              (5)
                                   Pension or
                                   Retirement                            Total
                                    Benefits          Estimated       Compensation
                    Aggregate    Accrued As Part   Annual Benefits   From Fund and
Name of Person,   Compensation       of Fund            Upon          Fund Complex
   Position         From Fund       Expenses         Retirement          Paid to
                                                                      Directors**
-----------------------------------------------------------------------------------
DANIEL E.              None            None              None              None
HUTNER*
Director
-----------------------------------------------------------------------------------
NANCY W.               None            None              None              None
HUTNER*
Director
-----------------------------------------------------------------------------------
WILLIAM               $1,000           None              None             $1,000
ENDICOTT
Director
-----------------------------------------------------------------------------------
EDWARD                $1,000           None              None             $1,000
ROSEN
Director
-----------------------------------------------------------------------------------
DONALD                $1,000           None              None             $1,000
SMITH
Director
-----------------------------------------------------------------------------------


*  Interested Directors

** The Fund is the only fund in the Fund Complex. The executive officers of the Fund are: Daniel E. Hutner, Nancy W. Hutner and Michele Scheddin.


                        RECOMMENDATION AND REQUIRED VOTE

         The affirmative vote of the holders of a simple majority of the shares of the Fund represented at the meeting, assuming a quorum is present, is required to approve the election of the nominees of Class I.

                  THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS
       THAT SHAREHOLDERS OF THE FUND VOTE FOR THE ELECTION OF THE NOMINEES




PROPOSAL 2.           TO RATIFY THE SELECTION OF INDEPENDENT AUDITORS

         At a meeting of the Board held on October 26, 1999, the Board, including a majority of Directors who are not "interested persons" as defined in the 1940 Act, as well as the Directors who were members of the Audit Committee, selected the accounting firm of Deloitte & Touche LLP to act as the independent auditors of the Fund for the fiscal year ending August 31, 2000.

         Deloitte & Touche LLP has served as independent auditors for the Fund with respect to its financial statements since the inception of the Fund in 1995. Based upon a recommendation from the Adviser, the Directors deemed it appropriate at the organizational meeting to select Deloitte & Touche LLP as independent auditors. The Board selected Deloitte & Touche LLP after considering that firm's experience as independent auditors to various investment companies throughout the United States.

During the Fund's two most recent fiscal years, there were no disagreements with Deloitte & Touche LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of that firm, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report.

         Deloitte & Touche LLP are independent auditors and have no direct financial or material indirect financial interest in the Fund. Representatives of Deloitte & Touche LLP are not expected to be at the Meeting but have been given the opportunity to make a statement if they wish, and will be available should any matter arise requiring their presence.

         The Board's selection is submitted to the shareholders for ratification.

                        RECOMMENDATION AND REQUIRED VOTE

         The affirmative vote of the holders of a simple majority of the shares of the Fund represented at the meeting, assuming a quorum is present, is required for the ratification of the selection of independent auditors.

   THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS THAT SHAREHOLDERS OF THE FUND RATIFY THE SELECTION OF DELOITTE & TOUCHE LLP AS INDEPENDENT AUDITORS FOR THE
                   FUND FOR THE YEAR ENDING AUGUST 31, 2000.



                    OTHER MATTERS TO COME BEFORE THE MEETING

         The Fund's management does not know of any matters to be presented at the Meeting other than those described in this Proxy Statement. If other business should properly come before the Meeting, the proxy holders will vote thereon in accordance with their best judgment.

                              SHAREHOLDER PROPOSALS

         Stockholders wishing to submit proposals for inclusion in a Proxy Statement for a subsequent stockholders' meeting should send their written proposals addressed to the Secretary of the Fund at 34 Chambers Street, Princeton, New Jersey 08542. Proposals must be received at a reasonable time prior to the date of a meeting of stockholders to be considered for inclusion in the materials for the Fund's meeting. Timely submission of a proposal does not, however, necessarily mean that such proposal will be included.

                             REPORTS TO SHAREHOLDERS

         The Fund will furnish, without charge, a copy of the Annual Report and the most recent Semi-Annual Report regarding the Fund on request. Requests for such reports should be directed to American Data Services, Inc., the Fund's Administrator, at (609) 683-3916.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         U.S. securities laws require that the Fund's shareholders owning more than 10% of outstanding shares, Directors, and officers, as well as affiliated persons of the Fund's Adviser, report their ownership of the Fund's shares and any changes in that ownership. During the calendar year ended December 31, 1998, the filing dates for these reports were met. In making this disclosure, the Fund has relied on the written representations of the persons affected and copies of their relevant findings.

          IN ORDER THAT THE PRESENCE OF A QUORUM AT THE MEETING MAY BE
       ASSURED, PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD IS
              REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS
                         ENCLOSED FOR YOUR CONVENIENCE.



                                           By Order of the Board of Directors


                                           -------------------------------------
                                           Michele Scheddin, Secretary
December 22, 1999
34 Chambers Street
Princeton, New Jersey 08542

                          PROXY - AVALON CAPITAL, INC.

             PROXY FOR ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON

                                JANUARY 31, 2000

                  SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned owner of Common Stock, par value $.001 per share (the "Common Stock") of Avalon Capital, Inc. (the "Fund") hereby instructs Daniel E. Hutner or Nancy W. Hutner ("Proxies") to vote the shares of the Common Stock held by him at the Annual Meeting of Shareholders of the Fund to be held at 10:00 a.m., (E.S.T.), on January 31, 2000 at the Equinox Hotel, 3567 Main Street, Manchester Village, Vermont, 05254, and at any adjournment thereof, in the manner directed below with respect to the matters referred to in the Proxy Statement for the Meeting, receipt of which is hereby acknowledged, and in the Proxies' discretion, upon such other matters as may properly come before the meeting or any adjournment thereof.

|X| Please mark your votes
    as in this example.                      FOR          AGAINST        ABSTAIN

1.  Election of  Directors:                   o              o              o

    For, except vote withheld from the following nominee(s):____________________

    Nominee(s): William Endicott
                Edward Rosen

2. Ratification of the selection of Deloitte & Touche LLP
    as the Fund's independent accountants.
                                              o              o              o

3.  In their discretion to act upon such other matters as may properly come before the Annual Meeting
    or any adjournment thereof.               o              o              o


This proxy, when properly executed, will be voted in the manner directed herein by the stockholder. If no specification is made, this proxy will be voted in favor of the above proposals.

Your proxy is important to assure a quorum at the Annual Meeting whether or not you plan to attend the Meeting in person. You may revoke this proxy at any time, and the giving of it will not effect your right to attend the Annual Meeting and vote in person.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY
CARD PROMPTLY USING THE ENCLOSED ENVELOPE.


SIGNATURE(S)_________________________DATE_____________

                  _________________________DATE_____________

NOTE: Please sign exactly as name appears. When shares are held as joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer and if a partnership, please sign in the partnership name by authorized person.